2-13098
                                                                   FILED
                                                                  ARIZONA
                                                            SECRETARY OF STATE
                                                               JUNE 18, 1996


                              AMENDED AND RESTATED

                            CERTIFICATE AND AGREEMENT

                             OF LIMITED PARTNERSHIP

                                       OF

                      NEW MEXICO ASSET LIMITED PARTNERSHIP



         THIS AMENDED AND RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") is entered into and shall be effective as of this 23rd day of May, 1996, by and among Del Webb Corporation, a Delaware corporation, as the General Partner, and New Mexico Asset Corporation, an Arizona corporation, as the Limited Partner.

         WHEREAS, the General Partner and Limited Partner entered into a Certificate and Agreement of Limited Partnership effective as of July 1, 1995 (the "Original Agreement"); and

         WHEREAS, the General Partner and Limited Partner desire to amend and restate the Certificate and Agreement of Limited Partnership by this Amended and Restated Certificate and Agreement of Limited Partnership effective as of May 23, 1996 (the "Agreement") as provided herein.

         NOW, THEREFORE, for the consideration of their mutual covenants hereinafter set forth, the parties to this Agreement hereby amend and restate the Original Agreement, in its entirety, as follows:

                                    ARTICLE I
                                    ---------

                               General Definitions
                               -------------------

         The  following  terms,   which  are  used  generally   throughout  this
Agreement, shall have the following meanings:

         "Act" means the Arizona Revised Uniform Limited Partnership Act set forth in Chapter 3 of Title 29 of the Arizona Revised Statutes, as amended from time to time.

         "Agreement" or "Partnership Agreement" means this Certificate and Agreement of Limited Partnership of New Mexico Asset Limited Partnership, as amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," and "hereunder," refer to this Agreement as a whole, unless the context otherwise requires.

         "Capital Contribution" means the amount of money and the initial Net Asset Value of any property (other than money)
contributed to the capital of the Partnership by a Partner. "Initial Capital Contributions" means the initial contributions to the capital of this Partnership made pursuant to Section 3.1 of this Agreement. "Additional Capital Contributions" shall mean the contributions made pursuant to Section 3.2 of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. References in this Agreement to specific sections of the Code shall include the corresponding sections of succeeding law following any amendment of the Code.

         "Interest in the Partnership" or "Partnership Interest" means the right under the terms of the Agreement to share in the Partnership's Profits and Losses and to receive distributions of the Partnership's assets.

         "Limited Partner" means any Person who has been admitted as a Limited Partner pursuant to the terms of this Agreement for so long as such Person is the owner of a Partnership Interest. "Limited Partners" means all such Persons.

         "Net Available Cash Flow" means, for any period, the Partnership's gross cash receipts derived from any source whatsoever (including, without limitation, from borrowings, sale of property, or the release of funds previously set aside as a reserve) less the portion thereof used to pay or establish reasonable reserves for all Partnership expenses, debt payments (other than payments of Partner loans), asset acquisitions, capital improvements, expansions, repairs, replacements, contingencies, and any other proper cash expenditure of the Partnership as reasonably determined by the General Partner. "Net Available Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances.

         "Partners" means the General Partner and Limited Partner, when no distinction is required by the context in which the term is used herein. "Partner" means any one of the Partners.

         "Partnership" means the limited partnership formed pursuant to this Agreement.

         "Percentage Interest" means the percentage interest of each Partner in the profits and losses of the Partnership as set forth on Exhibit A of this Agreement.

         "Person"  means  any  individual,  partnership,   corporation,  limited
liability company, trust, or other legal entity.

         "Profits" or "Losses" means, for each Fiscal Year or other period, the taxable income or taxable loss of the Partnership as determined under Code
Section 703(a) (including in such taxable income or taxable loss all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code) with the following adjustments:

                           (a) Any income of the Partnership that is exempt from federal income tax shall be added to such taxable income or loss; and

                           (b) Any expenditures of the Partnership that are described in Code Section 705(a)(2)(B), or treated as such pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and that are not otherwise taken into account in the computation of taxable income or loss of the Partnership, shall be deducted in the determination of Profits or Losses.

         "Regulations" means the regulations promulgated and amended from time to time by the Department of the Treasury pursuant to the Code. References in this Agreement to specific sections of the Regulations shall include the corresponding sections of the Regulations following any amendments or changes of the Regulations from time to time.

         "Substituted Limited Partner" means a Person that is admitted to the Partnership as a Limited Partner pursuant to Section 8.3 hereof.

                                   ARTICLE II
                                   ----------

                          Formation, Purpose, and Term
                          ----------------------------

         2.1 Formation. The undersigned Partners hereby form the Partnership as a limited partnership in accordance with the provisions of this Agreement and of the Act.

         2.2 Name. The name of the Partnership shall be New Mexico Asset Limited Partnership, or such other name as the General Partner shall designate from time to time by written notice to all Partners.

         2.3 Office. The principal office of the Partnership (and the office required to be maintained for keeping Partnership records under Arizona law) shall be located at 6001 North 24th Street, Phoenix, Arizona 85016, or such other place in the State of Arizona as the General Partner may designate from time to time, with written notice to the other Partners.

         2.4 Agent for Service of Process. The name and address of the Partnership's initial agent for service of process is Philip H. Darrow, 6001 North 24th Street, Phoenix, Arizona 85016.

         2.5 Character of Business. The character of the Partnership's business shall be to acquire oil and gas interests.

The Partnership may also engage in and do any act concerning any or all lawful businesses for which limited partnerships may be organized under Arizona Law. The Partnership shall have all of the powers permitted by law.

         2.6 Term. The term of the Partnership, which will commence upon the filing of the Certificate of Limited Partnership, shall continue (subject to Article IX hereof) for a period of fifty (50) years after the date of such filing.

         2.7 Independent Activities. Unless otherwise provided, the General Partner and each Limited Partner may, notwithstanding this Agreement, engage in whatever activities they choose, whether the same are competitive with the Partnership or otherwise, without having or incurring any obligation to offer any interest in such activities to the Partnership or to any Partner.

                                   ARTICLE III
                                   -----------

                              Capital Contributions
                              ---------------------

         3.1 Initial Capital Contributions. On or before the acquisition by the Partnership of the oil and gas interest, the General Partner shall notify each Partner of the amount of its Initial Capital Contribution and the date on which such Initial Capital Contribution is required. The Partners' respective share of such Initial Capital Contribution shall be in proportion to their relative Percentage Interests on the date of such notice. On or before the due date specified in such notice, each Partner shall contribute to the capital of the Partnership its share of the Initial Capital Contribution. The Partnership may not assign the Partners' obligation to make an Initial Capital Contribution to any creditor or other third party.

         3.2 Additional Capital Contributions. If the General Partner determines at any time that the Partnership requires additional cash contributions to capital in order to pay when due the obligations and expenses of the Partnership or otherwise to accomplish the Partnership's purposes, the General Partner shall give written notice to each Partner of the amount(s) and date(s) on which such additional contributions are required. The Partners' respective shares of each additional contribution required in such notice shall be in proportion to their relative Percentage Interests on the date of such notice. On or before each due date specified in such notice, each Partner shall contribute to the capital of the Partnership its share of the total amount to be contributed on that date.
The Partnership may not assign the Partners' obligation to make Additional Capital Contributions to any creditor or other third party.

         3.3 Failure to Contribute. If a Partner (the "Defaulting Partner") fails to make an Additional Capital Contributions within ten (10) days after the same becomes due, such failure shall constitute a breach of this Agreement.

                                   ARTICLE IV
                                   ----------

                       Distributions Prior to Liquidation
                       ----------------------------------

         4.1 Distributions of Net Available Cash Flow. Prior to the dissolution of the Partnership and the commencement of the liquidation and winding up of its assets and affairs, the Net Available Cash Flow (if any) shall be distributed at such time(s) as the General Partner may determine in accordance with the following priorities:

                      (a) First, to the repayment of any accrued interest on any and all Partner loans;

                      (b) Second, to the repayment of the outstanding principal on any and all Partner loans; and

                      (c)  Third,   to  the  Partners  in  proportion  to  their
         Percentage Interests.

         4.2 Distributions In Liquidation. All Net Available Cash Flow arising after the dissolution of the Partnership and commencement of liquidation shall be applied and distributed in accordance with Section 9.2 hereof.

                                    ARTICLE V
                                    ---------

                        Allocation of Profits and Losses
                        --------------------------------

         5.1 Profits and Losses. The Profits and Losses shall be allocated among the Partners in proportion to their Percentage Interests as of the close of the taxable year or other appropriate period for which Profits and Losses are being allocated.

         5.2 Tax Allocations. For income tax purposes, all items of income, gain, loss, deduction and credit of the Partnership for any tax period shall be allocated among the Partners in accordance with the allocations of Profit and Loss prescribed in this Article V.

                                   ARTICLE VI
                                   ----------

                                   Management
                                   ----------

         6.1 General Authority. Subject to Section 6.2 hereof, the General Partner shall have full and exclusive responsibility and authority to control the management of the Partnership's business and assets, with all rights and powers necessary, incidental or convenient to such management, including (without limitation) all of the rights and powers that may be possessed by general partners under the Act and the specific power and authority on behalf of the Partnership to:

                      (a) Acquire by purchase, lease or otherwise any real or personal property that may be necessary, appropriate or incidental to the accomplishment of the purposes of the Partnership;

                      (b) Operate, manage, maintain, finance, refinance, improve, construct, raze, own, grant options with respect to, sell, exchange, convey, assign, mortgage, lease or otherwise dispose of and deal with any real property and any personal property as may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership;

                      (c) Grant options, easements, licenses, servitudes and rights of way with respect to the real and personal assets and properties of the Partnership and enter into agreements respecting their use;

                      (d) Execute and deliver any agreements, contracts, certificates, deeds, bills of sale, pledges, assignments, leases, subleases, stock powers and other instruments and documents with respect to the real and personal assets and properties of the Partnership and in connection with the management and operation of the business and affairs of the Partnership;

                      (e) Borrow money, execute loan agreements and other contracts, issue evidences of indebtedness and issue guarantees or grant security for the debts of others, as may be necessary, desirable or convenient in order to accomplish the purposes of the Partnership, and secure the same by deed of trust, mortgage, security interest, pledge or other lien on any property;

                      (f) Execute, in furtherance of any or all of the purposes of the Partnership, any deed, lease, easement, mortgage, deed of trust, mortgage note, guaranty, security agreement, assignment as security, promissory note, bill of sale, contract or other instrument purporting to convey or encumber any or all of the Partnership's property;

                      (g) Prepay in whole or in part, refinance, recast, increase, modify or extend any liabilities affecting the Partnership and, in connection therewith, execute any extensions or renewals of encumbrances on any or all of the Partnership's property;

                      (h) Invest, care for and distribute funds to the Partners by way of cash, income, return of capital or otherwise, all in accordance with the provisions of this

         Agreement, and perform all matters in furtherance of the objectives of the Partnership or this Agreement;

                      (i) Contract for the employment and services of employees and/or independent contractors and delegate to such persons the management or supervision of any of the assets or operations of the Partnership;

                      (j) Prosecute, defend, settle or compromise, at the Partnership's expense, any suits, actions or claims at law or in equity to which the Partnership is a party or by which it is affected, as may be necessary or proper to enforce or protect the Partnership's interests, and to satisfy out of Partnership funds any judgment, decree or decision of any court, board, agency or authority having jurisdiction or any settlement of any suit, action or claim prior to judgment or final decision thereon;

                      (k) Pay the expenses of the Partnership from the funds of the Partnership, provided that all of the Partnership expenses shall be billed directly to and paid by the Partnership to the extent reasonably practicable;

                      (l) Vote at any election or meeting of any corporation in which the Partnership holds an interest in person, or by proxy, and to appoint agents to do so in their or its place;

                      (m) Invest the funds of the Partnership and establish bank, money market and other accounts for the deposit of Partnership funds and permit withdrawals therefrom upon such signatures as the General Partner shall designate; provided, however, that the Partnership's funds shall not be commingled with the funds of any other Person or entity;

                      (n) Compromise, without the consent of any of the Limited Partners, the obligation to return money or other property paid or distributed in violation of the Act;

                      (o) Establish and maintain reserves for proper Partnership purposes in such amounts as may be reasonably appropriate from time to time to accomplish the purposes of the Partnership;

                      (p) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Partnership property and general partner liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Partnership and the performance of the General Partner's duties under this Agreement; and

                      (q) Make any and all elections for federal, state and local tax purposes, including, without limitation, any election, if permitted by applicable law, to: (i) adjust the basis of Partnership property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state or local law, in connection with the transfers or liquidations of Partnership interests; (ii) extend the statute of limitations for assessment of tax deficiencies against Partners with respect to adjustments to the Partnership's federal, state or local tax returns; and (iii) represent the Partnership and Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacity as Partners and to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters. The General Partner is specially authorized to act as the "Tax Matters Partner" under Code Section 6231(a)(7) and in any similar capacity under state or local law.

         6.2 Matters Requiring Unanimous Consent. The General Partner shall not have the right or authority to do any of the following without the written approval of all of the Limited Partners:

                      (a) admit any Person to the Partnership as a General Partner, except as expressly permitted under the terms of this Agreement;

                      (b) cause the Partnership to sell or transfer all or substantially all of its assets; or

                      (c) amend this Agreement in any respect; provided, however, that the General Partner may amend this Agreement without the consent of any Limited Partners: (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; and (ii) to cure any ambiguity, to correct or supplement any provision hereof that may be inconsistent with any other provisions hereof, or to make any other provision with respect to matters or questions arising under this Agreement not inconsistent with the intent of this Agreement.

         6.3 Liability and Indemnification of the General Partner. The General Partner shall not be liable, responsible, or accountable in damages or otherwise to the Partnership or to any of the Limited Partners for any act or omission performed or omitted in good faith pursuant to the authority granted to it by this Agreement in a manner reasonably believed to be within the scope of the authority granted to it by this Agreement; provided, however, that the General Partner shall not be relieved of liability in respect of any claim, issue or matter as to which the General

Partner shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of its fiduciary duty to the Partnership or to the Limited Partners. The Partnership shall indemnify the General Partner and its affiliates against any loss, damage or judgment incurred by it, and against expenses (including attorneys' fees as and when incurred) actually and reasonably incurred by it in connection with the defense or settlement of any threatened, pending or completed action or suit, arising out of any act performed or omitted to be performed by the General Partner and its affiliates. The satisfaction of any indemnification shall be from and limited to Partnership assets, and no Limited Partner shall have any personal liability on account thereof.

                                   ARTICLE VII
                                   -----------

                                Books and Records
                                -----------------

         7.1 Books and Records. The General Partner shall keep at its office the books and records required to be kept by Section 29- 305 of the Act as hereinafter amended. Any Partner or its designated representative shall have the right, at any reasonable time, to have access to and may inspect and copy (at such Partner's expense) the contents of such books or records at the Partnership's office. At the discretion of the General Partner, the financial records of the Partnership may be reviewed or audited as of the end of any fiscal year by an independent firm of accountants, at the expense of the Partnership.

         7.2 Tax Information. The General Partner shall instruct the Partnership's accountants, at the expense of the Partnership, to prepare and deliver all necessary tax returns and information to each Partner, including a copy of the Partnership's federal income tax return, within a reasonable period following the end of each fiscal year.

                                  ARTICLE VIII
                                  ------------

                        Transfer of Partnership Interests
                        ---------------------------------

         8.1 In General. Except as otherwise set forth in this Article VIII, a Limited Partner and a Person who may succeed to the Partnership Interest of a Limited Partner shall not sell, assign, transfer, pledge or hypothecate all or any portion of its Partnership Interest without either the consent of the General Partner or compliance with Section 8.2 hereof. The General Partner shall not sell, assign, transfer, pledge or hypothecate all or any portion of their respective Partnership Interests to any Person without the consent of all of the Limited Partners. Any sale, assignment, transfer, pledge or hypothecation that does not comply with the provisions of this Article VIII shall be void and shall not cause or constitute a dissolution of the Partnership.

         8.2 Exception. A Limited Partner may sell, assign or transfer its Interest in the Partnership without the consent of the General Partner if each of the following conditions have been satisfied:

                      (a) The Limited Partner shall have first offered in writing to sell its entire Partnership Interest (or portion thereof proposed to be transferred) to the General Partner for the same cash purchase price and upon the same terms and conditions as set forth in a bona fide purchase offer executed by the proposed transferee, and the General Partner shall have failed to accept such written offer within sixty (60) days after receipt of a copy of such purchase offer; and

                      (b) such Limited Partner and its transferee execute, acknowledge and deliver to the General Partner such instruments of transfer and assignment with respect to such transaction as are in form and substance satisfactory to the General Partner.

If a sale, transfer or assignment of an Interest in the Partnership complies with the provisions of this Section 8.2 but the Person acquiring such interest is not admitted as a Substituted Limited Partner pursuant to Section 8.3 hereof, such Person shall be entitled to receive distributions and allocations with respect to such interest as set forth in this Agreement, but shall have no right to any information or accounting of the affairs of the Partnership, shall not be entitled to inspect the books or records of the Partnership, and shall not be entitled to any of the rights of the General Partner or a Limited Partner under the Act or this Agreement.

         8.3 Substituted Limited Partner. Except in the case of a transfer by a Limited Partner to an entity all of the equity or beneficial interests of which are held exclusively by the Limited Partner, no Person taking or acquiring, by whatever means, any Interest in the Partnership of any Limited Partner shall be admitted as a Substituted Limited Partner without the consent of all of the other Partners and unless such Person:

                      (a) Elects to become a Substituted Limited Partner by evidencing written notice of such election to the Partnership; and

                      (b) Executes, acknowledges and delivers to the Partnership such other instruments as the General Partner may deem necessary or advisable to effect the admission of such Person as a Substituted Limited Partner, including, without limitation, the written acceptance and adoption of such person of the provisions of this Agreement.

The General Partner shall amend Exhibit A attached hereto from time to time to reflect the admission of Substituted Limited Partners.

                                   ARTICLE IX
                                   ----------

                           Dissolution and Winding Up
                           --------------------------

         9.1 Dissolution. No Partner shall take any action to dissolve (or any action that would cause the dissolution of) the Partnership prior to the expiration of the term of the Partnership, except as expressly permitted by the provisions of this Section 9.1. The Partnership shall dissolve upon the first to occur of any of the following events:

                      (a) The unanimous written agreement of all Partners at any time;

                      (b)  The  expiration  of  the  term  of  the   Partnership
         specified in this Agreement as amended;

                      (c)  The   acquisition   by  one  Person  of  all  of  the
         outstanding Interests in the Partnership;

                      (d) The entry of a dissolution decree with respect to the Partnership by a court of competent jurisdiction pursuant to Section 29-345 of the Act; or

                      (e) An event of withdrawal as described in Section 29-323 with respect to a General Partner, unless at the time there is at least one other General Partner, or a new General Partner is elected pursuant to Section 10.3, and the business of the Partnership is continued by the written consent of such remaining or new General Partners and the written consent of a Majority in Interest of the Limited Partners, given within ninety (90) days of such event.

         9.2 Winding Up. Upon a dissolution of the Partnership, the General Partner shall take full account of the Partnership's liabilities and assets, and the Partnership shall be liquidated as promptly as is consistent with obtaining the fair value thereof. The proceeds of liquidation, to the extent sufficient therefor, shall be applied and distributed in the following order:

                      (a) To the payment and discharge of all the Partnership's debts and liabilities (other than those to the General Partner), including the establishment of any necessary reserves;

                      (b) To the payment of any debts and liabilities owed to the General Partner; and

                      (c) To the Partners in accordance with their respective Percentage Interests.

                                    ARTICLE X
                                    ---------

                      Events Affecting the General Partner
                      ------------------------------------

         10.1 Cessation. The General Partner shall cease to be the General Partner upon the transfer of its entire Interest in the Partnership or upon its withdrawal in accordance with Section 10.2 hereof, or the occurrence of any of the events set forth in Section 29-323 of the Act. Upon the occurrence of any such event, such Person or its transferee or other successor shall have the right to receive distributions and allocations with respect to its Partnership Interest, shall be treated as the transferee of such interest, and shall have the right to become a General Partner only with the consent of all other Partners.

         10.2 Withdrawal of a General Partner. Upon thirty (30) days notice to the Partners, the General Partner may withdraw as General Partner at any time, provided that the General Partner delivers to the Partnership an opinion of competent counsel to the effect that such withdrawal will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes.

         10.3 Election of a New General Partner. In the event any Person ceases to be a General Partner pursuant to Section 10.1, and as a consequence thereof the Partnership has no General Partner, any Limited Partner may nominate one or more Persons for election as the General Partner to continue the Partnership and its business. No Person so nominated shall become the General Partner unless elected by an affirmative vote of all of the Limited Partners.

                                   ARTICLE XI
                                   ----------

                                  Miscellaneous
                                  -------------

         11.1 Notices. Any notice or demand required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the Person to whom the same is directed (or to an officer, general partner, member, manager or trustee of such Person that is a corporation, partnership, limited liability company or trust) or sent by registered or certified mail, addressed as follows: if to the Partnership, to the Partnership at the address of its principal office; if to the General Partner, to the address set forth in Exhibit A attached hereto, or to such other address as the General Partner may from time to time specify by notice to the Partners; and if to a Limited Partner, to such Limited Partner at the address set forth in Exhibit A attached hereto, or to such other address as such Limited Partner may from time to time specify by notice to the Partnership.

Any such notice shall be deemed to be delivered, given and received for all purposes as of the date so delivered, if delivered personally, or as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by registered or certified mail, postage and charges prepaid.

         11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Partners and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

         11.3 Construction. Every covenant, term and provision of this Agreement shall be construed according to its fair meaning and not strictly for or against any Partner.

         11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or application of this Agreement or any provision hereof.

         11.5 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

         11.6 Incorporation by Reference. Every exhibit and other appendix attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

         11.7 Additional Documents. Each Partner, upon the request of the General Partner, agrees to perform all further acts and execute, acknowledge and deliver any documents that may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.

         11.8 Variation of Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

         11.9 Arizona Law. The laws of the State of Arizona, without giving effect to its principles of conflicts of laws, shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Partners.

         11.10 Waiver of Action for Partition. Each of the Partners irrevocably waives any right that he may have to maintain any action for partition with respect to any of the Partnership's assets and properties.

         11.11 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Partners had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

         11.12 Sole and Absolute Discretion. Except as otherwise provided in this Agreement, all actions that the General Partner may take and all determinations that the General Partner may make pursuant to this Agreement may be taken and made at the sole and absolute discretion of the General Partner.

                      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day first above set forth.

                                             GENERAL PARTNER:
                                             ----------------


                                             DEL WEBB CORPORATION, a Delaware
                                             corporation



                                             By: /s/ Robertson C. Jones
                                                --------------------------------
                                                Robertson C. Jones
                                                Its: Vice President




                                             LIMITED PARTNER:
                                             ----------------


                                             NEW MEXICO ASSET CORPORATION, an
                                             Arizona corporation



                                             By: /s/ David E. Rau
                                                --------------------------------
                                                David E. Rau
                                                Its: Vice President

STATE OF ARIZONA                    )
                                    :ss.
COUNTY OF MARICOPA                  )

                  The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by Robertson C. Jones, the Vice President of Del Webb Corporation, a Delaware corporation, on behalf of the corporation.



My Commission Expires:                 /s/ Susan L. Davis
                                       -----------------------------------------
[SEAL]                                 NOTARY PUBLIC

   May 1, 1998                         Residing at Maricopa County, Arizona
- ----------------------                            ------------------------------






STATE OF ARIZONA                    )
                                    :ss.
COUNTY OF MARICOPA                  )

                  The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by David E. Rau, the Vice President of New Mexico Asset Corporation, an Arizona corporation, on behalf of the corporation.



My Commission Expires:                 /s/ Susan L. Davis
                                       -----------------------------------------
[SEAL]                                 NOTARY PUBLIC

   May 1, 1998                         Residing at Maricopa County, Arizona
- ----------------------                            ------------------------------

                                    EXHIBIT A

                              SCHEDULE OF PARTNERS
                              --------------------





GENERAL PARTNER:

                                                     Percentage    First Capital
Name                        Address                   Interest     Contribution
- ----                        -------                   --------     ------------

Del Webb                    6001 North 24th Street        1%         $      .01
Corporation                 Phoenix, Arizona  85016




LIMITED PARTNER:

                                                     Percentage    First Capital
Name                        Address                   Interest     Contribution
- ----                        -------                   --------     ------------

New Mexico Asset            6001 North 24th Street       99%         $      .99
Corporation                 Phoenix, Arizona  85016   --------     -------------

                                                        100%         $     1.00